UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.: 811-04809

Liberty All-Star Equity Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 - December 31, 2022

Item 1. Report of Shareholders.

(a)

USA LISTED NYSE

ALL-STAR® FUNDS

Liberty All-Star® Equity Fund

Annual Report | December 31, 2022

Contents

1	President’s Letter
6	Unique Fund Attributes
8	Table of Distribution, Tax Credits & Rights Offerings
9	Investment Growth
10	Stock Changes in the Quarter and Distribution Policy
11	Top 20 Holdings and Economic Sectors
12	Investment Managers/Portfolio Characteristics
13	Manager Roundtable
20	Schedule of Investments
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statements of Changes in Net Assets
30	Financial Highlights
32	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Automatic Dividend Reinvestment and Direct Purchase Plan
44	Additional Information
45	Trustees and Officers
51	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements
56	Summary of Updated Information Regarding the Fund
61	Privacy Policy
63	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of growth and value stocks

●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

●	Access to institutional quality investment managers

●	Objective and ongoing manager evaluation

●	Active portfolio rebalancing

●	A quarterly fixed distribution policy

●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

Fellow Shareholders:	February 2023

Negative macro forces overwhelmed generally good corporate and economic performance to propel equities downward in 2022. The sharpest increase in inflation in 40 years compelled the Federal Reserve to raise short-term interest rates seven times. The war in Ukraine unsettled the geopolitical environment and drove energy and agricultural commodity prices higher. The Chinese government’s strict response to the COVID pandemic disrupted global supply chains. In addition, fears of an outright recession in 2023 meant investors lacked conviction and remained cautious.

In the U.S., solid corporate earnings, strong employment and wage gains, and ample consumer spending—ordinarily factors that would support good outcomes in the equity market—were not enough to stem the tide. At times, investors interpreted good news as bad news when viewed through the lens of higher costs and rising interest rates.

By year end, the outcome for the S&P 500® Index was a return of -18.11 percent, a middle ground bracketed by a -6.86 percent return for the Dow Jones Industrial Average (DJIA) and for the NASDAQ Composite Index—populated by many high growth companies that are negatively impacted by rising interest rates—a return of -32.54 percent. Among the 11 sectors comprising the S&P 500®, all but energy and utilities posted declines for the year (energy was up 66.23 percent while utilities gained just 1.40 percent). The laggards were communication services (-40.25 percent), consumer discretionary (-37.07 percent), information technology (-27.96 percent) and real estate (-26.33 percent).

Although 2022 returns were the poorest in 14 years, the results did not equal the slides experienced in the two most recent bear markets. In the bursting of the dotcom bubble, the S&P 500® declined 11.89 percent in 2001 and 22.10 percent in 2002 while in the 2008 financial crisis and great recession the index gave up 37.00 percent.

A factor that tended to moderate losses for stocks in 2022: the occasional rallies that materialized quickly only to fade away. For instance, the S&P 500® was down as much as 12.26 percent in the first quarter but clawed back some of its losses on the strength of a 3.71 percent gain in March. Similar rallies occurred over the summer—in July, the S&P 500® had its best month since November 2020. Expectations that the Federal Reserve would begin to back off its rate hike regime boosted stocks in the fourth quarter. The S&P 500® advanced 7.56 percent and the DJIA rose a strong 16.01 percent; the NASDAQ Composite was negative but only down 0.79 percent. Consistent with the prevailing pattern, however, December ended the year by closing with losses.

Value stocks outperformed their growth style counterparts for the year. The broad market Russell 3000® Value Index returned -7.98 percent versus -28.97 percent for its growth counterpart (both were positive in the fourth quarter, the former returning 12.18 percent versus 2.31 percent for the latter). On a relative basis, value stocks maintained their return edge across the large-, mid- and small-cap spectrum (although all were negative for the year).

Annual Report | December 31, 2022	1

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

Liberty All-Star® Equity Fund

Liberty All-Star Equity Fund underperformed for the year but rebounded with positive relative results in the final quarter. For the full year, the Fund returned -20.11 percent when shares are valued at net asset value (NAV) with dividends reinvested and -24.48 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) Both measures of Fund return trailed the -18.21 percent return of its primary benchmark, the Lipper Large-Cap Core Mutual Fund Average. The Fund’s returns lagged the -18.11 percent return of the S&P 500® and the -6.86 percent return of the DJIA but were ahead of the NASDAQ Composite.

In the fourth quarter, the Fund returned 9.62 percent when shares are valued at NAV with dividends reinvested and 5.71 percent when shares are valued at market price with dividends reinvested. The NAV return topped the 8.07 percent return of the Lipper Large-Cap Core benchmark as well as the returns of the S&P 500® Index and the NASDAQ Composite while trailing the strong 16.01 percent return turned in by the DJIA.

Stock selection and a narrow market hurt the Fund’s NAV performance at times during the year. While the two growth style managers encountered the resistance met by growth stocks generally throughout 2022, the Fund’s three value managers were not able to offset the shortfall. As to the Fund’s market price return, it lagged as, in general, premiums declined and discounts widened in the closed-end fund industry. The Fund was not immune to this trend as it traded at a premium to NAV of 2.2 percent at year end 2021, compared to a 3.4 percent discount at the close of 2022.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.15 per share in the fourth quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $29.68 per share for a total of more than $3.5 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

We traditionally use the opportunity afforded by the annual report to offer shareholders comments and analysis from the Fund’s three value managers and two growth managers. This year’s Roundtable offers thoughts about 2022 as well as insights into the managers’ strategy and thinking. We invite shareholders to read this informative Q&A, which begins on page 13.

Turning to Fund news, after a 40-year career in investment management I will be retiring and, therefore, will step down as President of the Fund during the first quarter of 2023. My tenure as President began 24 years ago in April 1999. Throughout this period, I have always given my very best on behalf of Fund shareholders and have had the privilege of working with a highly capable and dedicated team of professionals here at ALPS Advisors. Two of our greatest strengths have been experience and continuity, and those attributes are evident once again as Mark Haley succeeds me as President. Mark’s tenure actually predates mine, as he has served the Fund since 1994, most recently as Senior Vice President. Having worked with Mark throughout these years, I am confident he will be an effective leader and advocate for shareholders’ best interests. Also, a recent staff addition, Robert Milas, was appointed Vice President of the Fund in December and will be working closely with Mark and the entire investment team.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

I would much prefer to sign my final shareholder letter by reporting strong performance in the equity markets. That was not to be in 2022. Over my tenure, however, we have experienced other difficult periods, principally the aforementioned bursting of the dotcom bubble in 2001 and the financial crisis of 2007 – 2009. Inflation, rising interest rates and geopolitical conflict thrust 2022 into that category. The Fund is not immune to such challenging periods, but on balance its focus on core principles and long-term investment objectives has been validated. I am confident shareholders will be well served in the future, and I am grateful for your support during my years with the Fund.

Sincerely,

William R. Parmentier, Jr.

President

Liberty All-Star® Equity Fund

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Annual Report | December 31, 2022	3

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE

PERIODS ENDED DECEMBER 31, 2022

FUND STATISTICS:

Net Asset Value (NAV)	$5.90
Market Price	$5.70
Discount	-3.4%

	Quarter	2022
Distributions*	$0.15	$0.69
Market Price Trading Range	$5.41 to $6.56	$5.41 to $8.50
Premium/(Discount) Range	4.5% to -4.4%	10.0% to -4.4%

PERFORMANCE:

Shares Valued at NAV with Dividends Reinvested	9.62%	-20.11%
Shares Valued at Market Price with Dividends Reinvested	5.71%	-24.48%
Dow Jones Industrial Average	16.01%	-6.86%
Lipper Large-Cap Core Mutual Fund Average	8.07%	-18.21%
NASDAQ Composite Index	-0.79%	-32.54%
S&P 500® Index	7.56%	-18.11%

*	All 2022 distributions consist of ordinary dividends, long-term capital gains and return of capital. A breakdown of each 2022 distribution for federal income tax purposes can be found in the table on page 44.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS	ANNUALIZED RATES OF RETURN
PERIODS ENDED DECEMBER 31, 2022	3 YEARS	5 YEARS	10 YEARS
LIBERTY ALL-STAR® EQUITY FUND

Distributions	$2.13	$3.47	$5.76
Shares Valued at NAV with Dividends Reinvested	5.34%	7.75%	10.92%
Shares Valued at Market Price with Dividends Reinvested	4.80%	8.88%	11.82%
Dow Jones Industrial Average	7.32%	8.38%	12.30%
Lipper Large-Cap Core Mutual Fund Average	7.02%	8.65%	11.53%
NASDAQ Composite Index	6.10%	9.67%	14.43%
S&P 500® Index	7.66%	9.42%	12.56%

Performance returns for the Fund are calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 63.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Annual Report | December 31, 2022	5

Liberty All-Star® Equity Fund	Unique Fund Attributes

(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Equity Fund

Several attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS

Liberty All-Star® Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star® Equity Fund became the first closed-end fund to bring multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and can often be traded commission free.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Unique Fund Attributes

(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

DISTRIBUTION POLICY

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 10 percent of the Fund’s net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

Annual Report | December 31, 2022	7

Liberty All-Star® Equity Fund	Table of Distributions, Tax Credits & Rights Offerings

(Unaudited)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE	TAX CREDITS[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022	0.69
Total	$29.68

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Growth

(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2022. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its distribution policy in 1988.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $58,117 (including the December 31, 2022 value of the original investment of $9,500 plus distributions during the period of $47,500 and tax credits on retained capital gains of $1,117).

The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $310,325.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $490,988 excluding the cost to fully participate in all the rights offerings under the terms of each offering which was $116,228.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Annual Report | December 31, 2022	9

Liberty All-Star® Equity Fund	Stock Changes in the Quarter and Distribution Policy

December 31, 2022 (Unaudited)

The following are the largest ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2022.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/22
PURCHASES
Aon PLC	25,587	25,587
Magna International, Inc.	120,120	120,120
SYSCO Corp.	87,800	87,800

SALES
Abbott Laboratories	(55,841)	0
Exxon Mobil Corp.	(54,865)	0
Meta Platforms, Inc.	(52,535)	0
NRG Energy, Inc.	(227,676)	109,239

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings and Economic Sectors

December 31, 2022 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Microsoft Corp.	2.75%
Alphabet, Inc.	2.58
Visa, Inc.	1.88
UnitedHealth Group, Inc.	1.77
Charles Schwab Corp.	1.76
Amazon.com, Inc.	1.66
Booking Holdings, Inc.	1.57
Adobe, Inc.	1.48
S&P Global, Inc.	1.45
Dollar General Corp.	1.44
Danaher Corp.	1.43
Sony Group Corp.	1.33
Capital One Financial Corp.	1.29
Berkshire Hathaway, Inc.	1.26
JPMorgan Chase & Co.	1.17
Salesforce, Inc.	1.14
General Electric Co.	1.12
IQVIA Holdings, Inc.	1.10
Fresenius Medical Care AG & Co. KGaA	1.09
Dow, Inc.	1.08
30.35%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Financials	20.11%
Information Technology	19.84
Consumer Discretionary	15.44
Health Care	13.52
Industrials	8.39
Materials	5.75
Communication Services	4.41
Consumer Staples	3.26
Energy	2.54
Real Estate	2.14
Utilities	1.99
Other Net Assets	2.61
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Annual Report | December 31, 2022	11

Liberty All-Star® Equity Fund	Investment Managers/Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG
THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

	INVESTMENT STYLE SPECTRUM
PORTFOLIO CHARACTERISTICS	VALUE				GROWTH
AS OF DECEMBER 31, 2022
	Pzena	Fiduciary	Aristotle	Sustainable	TCW	Total Fund	S&P 500® Index
Number of Holdings	36	30	43	29	29	145*	503
Percent of Holdings in Top 10	42%	46%	31%	44%	50%	18%	24%
Weighted Average Market Capitalization (billions)	$63	$166	$149	$298	$342	$193	$418
Average Five-Year Earnings Per Share Growth	5%	9%	14%	21%	20%	13%	16%
Dividend Yield	2.5%	1.5%	2.1%	0.7%	0.6%	1.6%	1.8%
Price/Earnings Ratio**	10x	19x	17x	30x	36x	18x	20x
Price/Book Value Ratio	1.4x	3.0x	3.0x	5.2x	4.3x	2.7x	3.6x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

MANAGER ROUNDTABLE

The managers adhere to their style, strategy and investment process while adapting to a macro environment emerging as much different from an era shaped by declining interest rates, globalization and ‘the peace dividend.’

Liberty All-Star Equity Fund’s five investment managers represent long experience, deep knowledge, proven track records and, given that they represent both growth and value styles of investing, a broad point of view on the stock market and equity investing generally. While they build portfolios from the bottom-up, they operate in a world heavily influenced by external factors. Macro-issues—like inflation, geopolitics, globalization, the pandemic and the possibility of recession—made headlines in 2022. The challenge for the Fund’s managers: Balancing these macro factors against their bottom-up approach to portfolio construction. We asked the managers to take us inside their current thinking using the larger context of the current market environment as a backdrop. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each and their respective styles and strategies are:

ARISTOTLE CAPITAL MANAGEMENT, LLC

Portfolio Manager/Howard Gleicher, CFA

CEO and Chief Investment Officer

Investment Style/Value – Aristotle seeks to invest in high quality companies that it believes are selling at a significant discount to their intrinsic value and where catalysts exist that will lead to a realization by the market of this true value. Aristotle practices a fundamental, bottom-up research-driven process and invests with a long-term perspective.

FIDUCIARY MANAGEMENT, INC.

Portfolio Manager/Patrick J. English, CFA

Executive Chairman and Co-CIO

Investment Style/Value – Fiduciary utilizes a business owner’s approach to investing by thoroughly examining the economics of the business and the quality of the management team, seeking to invest in durable business franchises that are selling at a discount to their underlying value.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/John J. Flynn

Principal and Portfolio Manager

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SUSTAINABLE GROWTH ADVISERS, LP

Portfolio Manager/Kishore D. Rao

Principal and Portfolio Manager

Investment Style/Growth – Sustainable focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA

Group Managing Director

Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

Annual Report | December 31, 2022	13

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Let’s focus on something positive about 2022: Despite it being a difficult year for equities, there were stocks that produced surprisingly good returns. Excluding the energy sector—which benefited from several macro factors—what is a stock in the portion of the Liberty All-Star Equity Fund portfolio that you manage that topped your expectations and what drove the good performance? Let’s ask the Fund’s two growth managers to kick off, starting with Kishore Rao for Sustainable.

Rao (Sustainable – Growth): Biopharmaceutical company Regeneron (REGN) outperformed the market by a wide margin after benefiting from continued strength in sales of its COVID antibody product, the continued successful rollout of new drugs such as Dupixent for atopic dermatitis and eczema, and positive clinical data for a higher dose version of its key drug Eylea for macular degeneration and other related diseases that will likely extend the product’s growth runway. This positive outlook for Regeneron’s Eylea was further boosted by disappointing results from a study involving a potential competitive drug to Eylea.

Blum (TCW – Growth): Ulta Beauty (ULTA) performed particularly well in 2022, gaining 13.9 percent. Ulta carries both prestige and mass brands in its differentiated off-mall specialty store format and the company also has a presence within Target, which we believe may help the company attract even more members to its highly successful customer loyalty program, now at 39 million members, accounting for 95 percent of company sales. The beauty category has been impressively resilient in the face of a challenging inflationary environment and Ulta has been a clear winner. Ulta delivered strong same store sales comps throughout 2022 and we believe its omnichannel capabilities still have room to run—e-commerce sales have doubled since 2019 but still equate to less than 20 percent of overall sales.

Thank you both. Turning to the value managers, perhaps Pat English you could start for Fiduciary.

English (Fiduciary – Value): In our portion of the portfolio, the standouts were our investments in discount retailers including Dollar General (DG), Dollar Tree (DLTR) and TJX Companies (TJX). All of them had positive returns in 2022. We like that all three companies are mostly out of the crosshairs of Amazon as the average ticket is low and what they sell is less susceptible to online competition. Additionally, consumers are looking for ways to stretch their dollar in the wake of high inflation, which has also helped their revenues hold up better than other retailers.

Howard and John, what performed well for you in 2022?

Gleicher (Aristotle – Value): Corteva Agriscience (CTVA), one of the world’s largest seed and crop protection companies, is a company we added to the portfolio in the first quarter of 2020. The business was spun-off from DowDuPont in 2019 and under relatively new CEO Chuck Magro has executed admirably. Corteva’s respected brand and the value-added benefits of its patented seeds and crop protection solutions for farmers have allowed the company to more than offset input cost inflation with sustainable price increases. In addition, Corteva’s ongoing shift to higher-margin, premium products, a catalyst we previously identified, is aiding both sales and profitability. We continue to see room for operational improvements at this still newly independent company.

Flynn (Pzena – Value): The portfolio’s pharmaceutical distributors, McKesson Corp. (MCK) and Cardinal Health (CAH), were each up over 50 percent while most U.S. indices were down double digits. As an industry, the drug distributors have moved past the overhang from widespread opioid-related litigation and the focus has shifted back to fundamentals. Specifically for Cardinal, an activist stake and subsequent management shakeup gave investors confidence that its ailing medical unit would finally be addressed—a key part of the company’s turnaround. McKesson’s performance was more a function of solid operational execution, as the company benefited from its vaccine distribution contracts with the U.S. government, while its specialty pharma business, particularly oncology, drove operating profit growth.

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Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Great start. So, moving on … from either perspective, short or long term, the investment environment looks changed going forward. For 2023, some equity market pundits expect a gain of 25 percent while others see inflation and high interest rates enduring well into the second half and a recession likely at some point. In 2023 and beyond, it appears that the regime of easy money, low inflation and globalization have come to an end. How are you factoring these short- and long-term prospects into your portfolios? Let’s ask the value managers to lead off.

Gleicher (Aristotle – Value): Our study of individual businesses will always take precedence over macro thinking, but we do not hide from the reality that the economy, inflation, interest rates and globalization are important factors to bear in mind. At the company level, we seek businesses that have the ability to thrive in all environments. We are not infallible, however, so at the portfolio level we seek to diversify away factors that are outside of companies’ control, such as interest rates and inflation. We accomplish this by building a focused, yet diversified portfolio of 40-plus holdings across various areas of the economy. Over the past year we have increased the portfolio’s exposure to companies that we believe possess more predictable cash generation profiles, such as utilities, pharmaceuticals and food distribution, while reducing exposure to more economically sensitive areas such as banking and digital advertising.

“At the company level, we seek businesses that have the ability to thrive in all environments. We are not infallible, however, so at the portfolio level we seek to diversify away factors that are outside of companies’ control, such as interest rates and inflation.”

—Howard Gleicher

(Aristotle – Value)

English (Fiduciary – Value): We are in the more optimistic camp. The near term will be challenging given that interest rates are rising. There are, however, several encouraging data points to consider: labor markets remain tight globally and nominal wages are on the rise (though they have still yet to catch up with inflation in most economies); China is finally reopening; supply chain disruptions are improving; and inflation appears to have peaked. We are optimistic over the long term and believe economic growth may surprise on the upside in the coming years. In our view, the normalization of interest rates is a very encouraging development, as ultra-low rates led to significant speculation, asset price inflation, financial engineering, and value-destructive merger and acquisition activity. We expect that normal interest rates will help force companies to prioritize organic capital investment and research and development, which would do more for underlying economic growth, value and employment.

“In our view, the normalization of interest rates is a very encouraging development, as ultra-low rates led to significant speculation, asset price inflation, financial engineering, and value-destructive merger and acquisition activity.”

—Patrick English

(Fiduciary – Value)

Annual Report | December 31, 2022	15

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Flynn (Pzena – Value): As long-term fundamental investors, we focus on the future earnings power of the businesses in which we invest. For value investors, investment opportunities present themselves typically because something has gone wrong and investors’ assessment of the range of outcomes—often a combination of macro and company-specific concerns—drives down the share price. As such, we spend a lot of time and effort understanding a company’s ability to “weather the storm.” We evaluate the strength of the balance sheet and liquidity profile to ensure the business can persist in a range of economic environments. Valuation discipline remains at the heart of our process, and today we are finding opportunities in a number of sectors, including companies whose price increases have lagged cost inflation thus far, resulting in margin contraction. We believe this negative dynamic will be temporary as fluid management teams adjust operations and cost structures.

Growth managers, how are you factoring the range of forward expectations into your portfolio decisions? Thoughts, Craig?

Blum (TCW – Growth): We maintain a ballast of less economically sensitive names in the portfolio to help weather anticipated challenges like market volatility, possible recession, slowing demand, and production and supply side disruptions. Longer term, however, we are encouraged that 13 years of easy money appear to be coming to an end. Our portfolio has often done better with less fiscal and monetary stimulus when quality growth businesses—our bailiwick—with strong balance sheets, business model advantage and the ability to consolidate industry positions prosper and weaker, negative cash flow businesses buoyed by low interest rates are no longer bid-up.

“We are encouraged that 13 years of easy money appear to be coming to an end. Our portfolio has often done better with less fiscal and monetary stimulus when quality growth businesses—our bailiwick—prosper.”

—Craig Blum

(TCW – Growth)

Rao (Sustainable – Growth): Our valuation discipline and focus on cash flows available to shareholders (CFATS) have been key elements of our investment philosophy since the firm’s founding in 2003. While this often went unrewarded during the easy money era, we are now well prepared for any lasting monetary policy regime change as the Federal Reserve focuses on significantly reducing inflationary pressures in the U.S. In the near term, with both interest rates and oil prices higher but fiscal stimulus reduced, we expect GDP growth to slow and corporate earnings growth to be pressured. As such, we expect our strategy’s focus on more predictable, consistent, reliable generators of cash flows to perform better on a relative basis. Moreover, over the course of 2022, we actively hardened our portfolio in anticipation of slower economic growth and possible recession. More specifically, we sold positions in RingCentral (RNG), Meta Platforms (META, Facebook’s parent), PayPal Holdings (PYPL) and Disney (DIS). We initiated new positions in Aon (AON), IQVIA (IQV), Starbucks (SBUX), Ecolab (ECL) and Sherwin-Williams (SHW) thereby upgrading business quality and expected sustainable growth.

“With both interest rates and oil prices higher but fiscal stimulus reduced, we expect GDP growth to slow and corporate earnings growth to be pressured ... we expect our strategy’s focus on more predictable, consistent, reliable generators of cash flows to perform better on a relative basis.”

—Kishore Rao
(Sustainable – Growth)

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Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Between value and growth styles, value stocks were the steadier performers in 2022 (albeit on a relative basis) but there were periods when growth stocks rallied, and fairly strongly. Looking forward, there’s a case to be made for both styles. Give us your 30-second elevator speech arguing the case for your style, either growth or value, in 2023. What’s the case for growth, Kishore and Craig?

Rao (Sustainable – Growth): As higher interest rates, higher energy prices, slower growth in China and the shift toward deglobalization negatively impact economic growth and in turn corporate profits, the more predictable and sustainable growth of our businesses—supported by stronger pricing power, recurring revenue streams and attractive free cash flow generation—is likely to be rewarded. Higher interest rates are likely already largely factored into stock prices but the coming reduction in corporate profits is likely not, and that will be a key differentiating factor that should benefit our approach in 2023.

Blum (TCW – Growth): Why growth in 2023? Growth tends to outperform value when profits decelerate—the economy is clearly slowing—and compression in price/earnings multiples has already occurred as it leaves many growth stocks cheap relative to their future prospects. Furthermore, some of the “most defensive,” i.e., value stocks, carry incredibly high price/earnings ratios relative to future growth prospects. I’d cite Alphabet (GOOGL) at 17 times earnings versus Clorox (CLX) at 38 times. As stock pickers, we have never been caught up in the “growth versus value” debate. We are concerned with finding value in companies that have discernible business model advantage in growing end markets. We believe there is a plethora of opportunities given the current market set-up.

Value managers, what’s the case for value going forward? Let’s go in alphabetical order starting with Aristotle.

Gleicher (Aristotle – Value): The past several years of abnormally low interest rates led some market participants to throw caution to the wind and 2022 served as a humbling reminder that intrinsic value is not determined by the highest bidder, but rather the sustainable cash flow production of an enterprise. Value investing is often associated with lower quality, but our philosophy is different. We look for high quality companies whose current stock prices do not reflect the intrinsic value of the enterprise. We believe that sticking to companies with excellent balance sheets, strong cash flow and proven, predictable business models is the best way to add value for our clients. This is the recipe we have followed for more than 20 years and one we will continue to follow for the decades ahead.

English (Fiduciary – Value): We have been walking through the value investing desert over the past decade! We view the current backdrop as far more conducive for stock picking—and value investing—than has been the case in recent years, as valuations have compressed, investor sentiment is low and interest rates are finally on a path toward normalization. Growth stocks have been the primary beneficiary of ultra-low rates. Now, owning high quality businesses with strong balance sheets that trade at a discount to the market should be a winning formula once again.

Annual Report | December 31, 2022	17

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Flynn (Pzena – Value): Despite value’s strong relative performance in 2022, we believe the investment opportunity remains very attractive. Cheap stocks continue to trade at a material discount to the expensive corners of the market. In fact, the price-to-book dispersion between the first and fifth quintiles of U.S stocks is nearly two standard deviations (92nd percentile) above the historical mean, and value equities are one of the few asset classes offering real earnings yields today. Concerns over a recession may materialize; however, recessions are typically not as severe as most fear and the five-year period following the start of a recession has proven to be an especially good entry point for value stocks.

“Concerns over a recession may materialize; however, recessions are typically not as severe as most fear and the five-year period following the start of a recession has proven to be an especially good entry point for value stocks.”

—John Flynn

(Pzena – Value)

We started on a positive note, so let’s end that way. Putting asde the challenges of 2022 and the mixed outlook for 2023, as you look out two to three years, what is an industry about which you are bullish and what is a stock within that industry that exemplifies your optimism? Which industry’s prospects do Sustainable and TCW like?

Rao (Sustainable – Growth): Our investment approach is focused on identifying attractive high quality growth companies expected to benefit over our three- to five-year investment horizon. We do not focus on the relative performance of industries. In some cases, however, there can be factors that impact a wide array of industry players. With COVID restrictions dropping and the U.S. and much of the world learning to live with COVID, we see an attractive growth runway for select health care stocks as procedures that have been put off for years begin to be done. This catch-up in procedures will benefit companies such as robotic surgery leader Intuitive Surgical (ISRG). In addition to the tailwind from renewed procedure growth, the company stands to benefit from the continued long-term focus on providing health care in the most cost-effective manner possible.

Blum (TCW – Growth): We believe the move toward clean energy is an irrefutable secular trend and Enphase Energy (ENPH) is a company poised for further growth. Its integrated solutions manage solar generation, storage and communication on one platform, thus maximizing a home’s energy potential while also providing advanced monitoring and remote maintenance capabilities. While about 80 percent of company revenues are currently derived from the U.S. residential market, we believe several other growth vectors exist for Enphase including storage, the U.S. commercial market, international markets, portable power solutions and distributed energy grid solutions. Though not part of our initial buy thesis, the company also benefits from the Inflation Reduction Act of 2022 as the act includes clean energy tax credits that restore a 30 percent tax credit for residential solar systems and extend the program to 2034.

Interesting outlooks in both instances. Let’s round it out with what the value managers see ahead. We’ll start with Pzena and John Flynn.

Flynn (Pzena – Value): We’ve been adding to consumer discretionary names over the past few quarters, as valuations have gotten exceedingly cheap given the market’s incessant recession fears. One such name is PVH Corp. (PVH), owner of the Tommy Hilfiger and Calvin Klein fashion labels. Their underlying performance strongly suggests the brands are as solid as ever, but PVH’s share price—down over 33 percent in 2022 and trading at just 8.5 times its forward earnings estimate—implies otherwise. The factors underpinning PVH’s material valuation discount, including European recessionary conditions, elevated raw materials prices, minimal North American tourism and other factors are, in our view, almost entirely temporary and unlikely to persist longer term. We therefore believe investors are disregarding PVH’s long-term value proposition and potential for significant earnings normalization, as shares are trading at just about 6 times our normal earnings estimate.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

English (Fiduciary – Value): Many stocks tied to the housing market have declined precipitously from their peaks over the past year and sell at reasonable multiples. For example, Ferguson PLC (FERG) is based in the United Kingdom and distributes plumbing and heating products to trade professionals. The company has recently moved its primary listing to the United States, but the stock is not in any of the U.S. indices. Ferguson’s market capitalization is $25 billion so it should be added to most indices in the coming years. Approximately 60 percent of Ferguson’s sales are driven by remodeling, maintenance and improvement work, versus 31 percent in 2008. This segment is less cyclical and typically carries higher margins than sales to the new build market. Over the last decade Ferguson has focused on organic growth and returns, strengthening its already market-leading U.S. business and divesting operations in several less attractive geographies.

Howard, wrap it us for us, please.

Gleicher (Aristotle – Value): Over the past year we have increased our exposure to a sector I mentioned earlier—utilities. The market does not seem to be appreciating the long-term investment cycle needed to upgrade electric and gas infrastructure across numerous states. More than 80 percent of natural gas pipelines need replacing and electric grid updates are necessary to support the demand for clean energy. Our investments in Atmos Energy (ATO), a Texas-based gas utility, and Xcel Energy (XEL), a Midwest-focused electric and gas utility, stand to benefit from the ongoing investment cycle to upgrade our nation’s energy infrastructure.

Many thanks to each of you … clearly, well thought-out responses. Conditions changed dramatically in 2022, and it is interesting to see how each of you is not only adapting to this very different environment, but also adapting the new environment to your style, strategy and investment process.

Annual Report | December 31, 2022	19

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (97.39%)
COMMUNICATION SERVICES (4.41%)
Entertainment (0.57%)
Netflix, Inc.(a)	30,318	$8,940,172

Interactive Media & Services (2.85%)
Alphabet, Inc., Class A(a)	150,864	13,310,731
Alphabet, Inc., Class C(a)	304,892	27,053,067
Match Group, Inc.(a)	104,207	4,323,548
		44,687,346
Media (0.99%)
Omnicom Group, Inc.	131,845	10,754,597
Trade Desk, Inc., Class A(a)	103,711	4,649,364
		15,403,961
CONSUMER DISCRETIONARY (15.44%)
Auto Components (1.75%)
Cie Generale des Etablissements Michelin SCA(b)(c)	433,000	6,014,370
Lear Corp.	117,329	14,551,142
Magna International, Inc., Class A	120,120	6,748,342
		27,313,854
Hotels, Restaurants & Leisure (2.74%)
Booking Holdings, Inc.(a)	12,201	24,588,431
Starbucks Corp.	75,266	7,466,387
Yum! Brands, Inc.	84,295	10,796,504
		42,851,322
Household Durables (3.02%)
Lennar Corp., Class A	100,700	9,113,350
Lennar Corp., Class B	2,500	186,950
Mohawk Industries, Inc.(a)	67,297	6,879,099
Newell Brands, Inc.	783,352	10,246,244
Sony Group Corp.(b)	273,748	20,881,498
		47,307,141
Internet & Direct Marketing Retail (1.66%)
Amazon.com, Inc.(a)	308,761	25,935,924

Multiline Retail (2.19%)
Dollar General Corp.	91,398	22,506,758
Dollar Tree, Inc.(a)	83,572	11,820,424
		34,327,182
Specialty Retail (1.99%)
CarMax, Inc.(a)	159,744	9,726,812
Home Depot, Inc.	26,980	8,521,903

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
TJX Cos., Inc.	73,014	$5,811,914
Ulta Beauty, Inc.(a)	15,240	7,148,627
		31,209,256
Textiles, Apparel & Luxury Goods (2.09%)
Gildan Activewear, Inc.(c)	322,869	8,846,611
NIKE, Inc., Class B	58,560	6,852,106
PVH Corp.	97,677	6,895,019
Skechers U.S.A., Inc., Class A(a)	243,149	10,200,100
		32,793,836
CONSUMER STAPLES (3.26%)
Beverages (0.97%)
Coca-Cola Co.	135,500	8,619,155
Constellation Brands, Inc., Class A	28,400	6,581,700
		15,200,855
Food & Staples Retailing (1.00%)
Costco Wholesale Corp.	19,716	9,000,354
SYSCO Corp.	87,800	6,712,310
		15,712,664
Household Products (0.49%)
Procter & Gamble Co.	50,700	7,684,092

Personal Products (0.80%)
Unilever PLC(b)	247,871	12,480,305

ENERGY (2.54%)
Energy Equipment & Services (1.39%)
Halliburton Co.	177,168	6,971,561
NOV, Inc.	360,286	7,526,374
Schlumberger, Ltd.	134,933	7,213,518
		21,711,453
Oil, Gas & Consumable Fuels (1.15%)
Coterra Energy, Inc.	326,100	8,012,277
Phillips 66	61,100	6,359,288
Shell PLC(b)	64,587	3,678,230
		18,049,795
FINANCIALS (20.11%)
Banks (5.24%)
Bank of America Corp.	221,632	7,340,452
Citigroup, Inc.	359,101	16,242,138
Commerce Bancshares, Inc.	73,710	5,017,440

See Notes to Financial Statements.

Annual Report | December 31, 2022	21

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (continued)
Banks (continued)
Cullen/Frost Bankers, Inc.	52,400	$7,005,880
JPMorgan Chase & Co.	136,579	18,315,244
Mitsubishi UFJ Financial Group, Inc.(b)(c)	724,500	4,832,415
PNC Financial Services Group, Inc.	48,200	7,612,708
Wells Fargo & Co.	379,130	15,654,278
		82,020,555
Capital Markets (6.72%)
Ameriprise Financial, Inc.	31,200	9,714,744
BlackRock, Inc.	10,618	7,524,233
Blackstone Group LP	83,200	6,172,608
Charles Schwab Corp.	331,379	27,590,616
Goldman Sachs Group, Inc.	16,458	5,651,348
MSCI, Inc.	24,216	11,264,557
Northern Trust Corp.	116,464	10,305,899
S&P Global, Inc.	67,733	22,686,491
UBS Group AG	231,175	4,316,037
		105,226,533
Consumer Finance (1.81%)
American Express Co.	54,492	8,051,193
Capital One Financial Corp.	217,570	20,225,307
		28,276,500
Diversified Financial Services (2.45%)
Berkshire Hathaway, Inc., Class B(a)	63,948	19,753,537
Equitable Holdings, Inc.	371,413	10,659,553
Voya Financial, Inc.	129,803	7,981,587
		38,394,677
Insurance (3.89%)
American International Group, Inc.	134,095	8,480,168
Aon PLC, Class A	25,587	7,679,682
Arch Capital Group, Ltd.(a)	140,371	8,812,491
Axis Capital Holdings, Ltd.	171,252	9,276,721
Cincinnati Financial Corp.	71,000	7,269,690
MetLife, Inc.	175,534	12,703,396
Progressive Corp.	52,110	6,759,188
		60,981,336
HEALTH CARE (13.52%)
Biotechnology (1.18%)
Amgen, Inc.	36,600	9,612,624
Regeneron Pharmaceuticals, Inc.(a)	12,214	8,812,279
		18,424,903

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (3.50%)
Alcon, Inc.	100,000	$6,855,000
Align Technology, Inc.(a)	19,546	4,122,251
Boston Scientific Corp.(a)	151,897	7,028,274
Dexcom, Inc.(a)	68,444	7,750,599
Intuitive Surgical, Inc.(a)	32,900	8,730,015
Koninklijke Philips NV	438,327	6,570,522
Medtronic PLC	67,700	5,261,644
Smith & Nephew PLC(b)(c)	318,362	8,560,754
		54,879,059
Health Care Providers & Services (3.51%)
Cardinal Health, Inc.	88,179	6,778,320
Fresenius Medical Care AG & Co. KGaA(b)	1,048,197	17,127,539
McKesson Corp.	9,080	3,406,089
UnitedHealth Group, Inc.	52,149	27,648,357
		54,960,305
Life Sciences Tools & Services (3.22%)
Danaher Corp.	84,644	22,466,210
IQVIA Holdings, Inc.(a)	84,219	17,255,631
Thermo Fisher Scientific, Inc.	19,493	10,734,600
		50,456,441
Pharmaceuticals (2.11%)
Bristol-Myers Squibb Co.	144,486	10,395,768
Merck & Co., Inc.	81,700	9,064,615
Pfizer, Inc.	95,506	4,893,727
Zoetis, Inc.	59,503	8,720,165
		33,074,275
INDUSTRIALS (8.39%)
Aerospace & Defense (0.47%)
General Dynamics Corp.	29,400	7,294,434

Building Products (1.33%)
Carlisle Cos., Inc.	37,810	8,909,927
Masco Corp.	256,375	11,965,021
		20,874,948
Commercial Services & Supplies (0.41%)
Waste Connections, Inc.	48,650	6,449,044

Electrical Equipment (0.54%)
Eaton Corp. PLC	54,248	8,514,223

See Notes to Financial Statements.

Annual Report | December 31, 2022	23

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (continued)
Industrial Conglomerates (1.65%)
General Electric Co.	209,143	$17,524,092
Honeywell International, Inc.	39,000	8,357,700
		25,881,792
Machinery (2.76%)
Oshkosh Corp.	58,000	5,115,020
PACCAR, Inc.	100,028	9,899,771
Parker-Hannifin Corp.	32,100	9,341,100
Wabtec Corp.	104,627	10,442,821
Xylem, Inc.	75,500	8,348,035
		43,146,747
Professional Services (0.30%)
TransUnion	81,400	4,619,450

Trading Companies & Distributors (0.93%)
Ferguson PLC	115,129	14,617,929

INFORMATION TECHNOLOGY (19.84%)
Electronic Equipment, Instruments & Components (0.82%)
CDW Corp.	71,799	12,821,865

IT Services (4.97%)
Amdocs, Ltd.	106,518	9,682,486
Cognizant Technology Solutions Corp., Class A	204,848	11,715,257
FleetCor Technologies, Inc.(a)	38,829	7,132,111
Mastercard, Inc., Class A	30,196	10,500,055
PayPal Holdings, Inc.(a)	89,852	6,399,259
Snowflake, Inc., Class A(a)	21,125	3,032,283
Visa, Inc., Class A	141,766	29,453,304
		77,914,755
Semiconductors & Semiconductor Equipment (3.34%)
ASML Holding N.V.	13,944	7,619,002
Enphase Energy, Inc.(a)	22,477	5,955,506
Microchip Technology, Inc.	132,900	9,336,225
Micron Technology, Inc.	192,658	9,629,047
NVIDIA Corp.	82,967	12,124,797
QUALCOMM, Inc.	70,000	7,695,800
		52,360,377
Software (10.21%)
Adobe, Inc.(a)	68,735	23,131,390
ANSYS, Inc.(a)	33,500	8,093,265

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (continued)
Software (continued)
Autodesk, Inc.(a)	87,040	$16,265,165
Crowdstrike Holdings, Inc., Class A(a)	42,305	4,454,293
Intuit, Inc.	27,230	10,598,461
Microsoft Corp.	179,862	43,134,505
Salesforce, Inc.(a)	134,143	17,786,020
SAP SE(b)	102,909	10,619,180
ServiceNow, Inc.(a)	36,715	14,255,333
Workday, Inc., Class A(a)	68,759	11,505,443
		159,843,055
Technology Hardware, Storage & Peripherals (0.50%)
Hewlett Packard Enterprise Co.	490,898	7,834,732

MATERIALS (5.75%)
Chemicals (3.94%)
Corteva, Inc.	217,400	12,778,772
Dow, Inc.	336,004	16,931,241
Ecolab, Inc.	112,000	16,302,720
RPM International, Inc.	80,400	7,834,980
Sherwin-Williams Co.	33,012	7,834,738
		61,682,451
Construction Materials (0.55%)
Martin Marietta Materials, Inc.	25,300	8,550,641

Containers & Packaging (1.26%)
Avery Dennison Corp.	60,391	10,930,771
Ball Corp.	172,278	8,810,297
		19,741,068
REAL ESTATE (2.14%)
Equity Real Estate Investment Trusts (REITs) (2.14%)
American Tower Corp.	54,800	11,609,928
Crown Castle, Inc.	50,600	6,863,384
Equinix, Inc.	15,917	10,426,113
Equity LifeStyle Properties, Inc.	72,445	4,679,947
		33,579,372
UTILITIES (1.99%)
Electric Utilities (1.47%)
Edison International	176,722	11,243,054
NRG Energy, Inc.	109,239	3,475,985
Xcel Energy, Inc.	118,000	8,272,980
		22,992,019

See Notes to Financial Statements.

Annual Report | December 31, 2022	25

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (continued)
Gas Utilities (0.52%)
Atmos Energy Corp.	72,300	$8,102,661

TOTAL COMMON STOCKS
(COST OF $1,386,933,093)		1,525,125,305

SHORT TERM INVESTMENTS (2.52%)
MONEY MARKET FUND (2.28%)
State Street Institutional US Government Money Market Fund, 4.10%(d)
(COST OF $35,676,904)	35,676,904	35,676,904

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.24%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%
(COST OF $3,686,675)	3,686,675	3,686,675

TOTAL SHORT TERM INVESTMENTS
(COST OF $39,363,579)		39,363,579

TOTAL INVESTMENTS (99.91%)
(COST OF $1,426,296,672)		1,564,488,884

OTHER ASSETS IN EXCESS OF LIABILITIES (0.09%)		1,510,121

NET ASSETS (100.00%)		$1,565,999,005

NET ASSET VALUE PER SHARE
(265,469,628 SHARES OUTSTANDING)		$5.90

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $8,481,319.
(d)	Rate reflects seven-day effective yield on December 31, 2022.

See Notes to Financial Statements.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments at value (Cost $1,426,296,672)(a)	$1,564,488,884
Receivable for investment securities sold	27,731,555
Dividends and interest receivable	1,592,279
Tax reclaim receivable	405,398
Prepaid and other assets	2,001
TOTAL ASSETS	1,594,220,117

LIABILITIES:
Distributions payable to shareholders	23,114,140
Investment advisory fee payable	921,988
Payable for administration, pricing and bookkeeping fees	242,525
Payable for collateral upon return of securities loaned	3,686,675
Accrued Trustees' fees payable	21,210
Accrued expenses	234,574
TOTAL LIABILITIES	28,221,112
NET ASSETS	$1,565,999,005

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,469,558,810
Total distributable earnings	96,440,195
NET ASSETS	$1,565,999,005

Shares of common stock outstanding
(unlimited number of shares of beneficial interest without par value authorized)	265,469,628
NET ASSET VALUE PER SHARE	$5.90
(a)	Includes securities on loan of $8,481,319.

See Notes to Financial Statements.

Annual Report | December 31, 2022	27

Liberty All-Star® Equity Fund	Statement of Operations

For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $357,736)	$24,560,847
Securities lending income	40,067
TOTAL INVESTMENT INCOME	24,600,914

EXPENSES:
Investment advisory fee	11,586,350
Administration, pricing and bookkeeping fees	2,870,584
Audit fee	20,735
Custodian fee	92,287
Insurance expense	52,743
Legal fees	163,237
NYSE fee	278,350
Proxy fees	97,100
Shareholder communication expenses	99,380
Transfer agent fees	146,719
Trustees' fees and expenses	394,540
Miscellaneous expenses	16,280
TOTAL EXPENSES	15,818,305
NET INVESTMENT INCOME	8,782,609

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	100,503,965
Net realized gain on foreign currency transactions	976
Net change in unrealized depreciation on investments	(521,449,699)
Net change in unrealized depreciation on foreign currency transactions	(90)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(420,944,848)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(412,162,239)

See Notes to Financial Statements.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$8,782,609	$4,097,410
Net realized gain on investment transactions	100,504,941	123,711,798
Net change in unrealized appreciation/(depreciation) on investments	(521,449,789)	245,932,230
Net Increase/(Decrease) in Net Assets From Operations	(412,162,239)	373,741,438

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(103,640,065)	(168,419,787)
Return of capital	(74,499,904)	(10,203,690)
Total Distributions	(178,139,969)	(178,623,477)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost(a)	(224,764)	217,233,738
Dividend reinvestments	72,897,203	72,142,876
Net increase resulting from Capital Share Transactions	72,672,439	289,376,614
Total Increase/(Decrease) in Net Assets	(517,629,769)	484,494,575

NET ASSETS:
Beginning of period	2,083,628,774	1,599,134,199
End of period	$1,565,999,005	$2,083,628,774
(a)	Offering expenses in current fiscal year relate to offering from prior fiscal year.

See Notes to Financial Statements.

Annual Report | December 31, 2022	29

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

30	www.all-starfunds.com

Financial Highlights

	For the Year Ended December 31,
2022	2021	2020	2019	2018

$8.20	$7.37	$6.90	$5.89	$6.87

0.03	0.02	0.03	0.05	0.05
(1.64)	1.67	1.07	1.62	(0.35)
(1.61)	1.69	1.10	1.67	(0.30)

(0.03)	(0.02)	(0.03)	(0.05)	(0.05)
(0.37)	(0.74)	(0.60)	(0.59)	(0.51)
(0.29)	(0.05)	–	(0.02)	(0.12)
(0.69)	(0.81)	(0.63)	(0.66)	(0.68)
–	(0.05)	–	–	–
$5.90	$8.20	$7.37	$6.90	$5.89
$5.70	$8.38	$6.90	$6.77	$5.38

(20.1%)	24.0%	18.0%	30.1%	(4.5%)
(24.5%)	35.3%	12.6%	39.7%	(4.9%)

$1,566	$2,084	$1,599	$1,440	$1,183
0.93%	0.93%	1.02%	0.99%	1.00%
0.52%	0.23%	0.44%	0.73%	0.72%
23%	22%	45%	23%	22%

Annual Report | December 31, 2022	31

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2022

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value ("NAV") per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). Effective September 8, 2022, the Board approved changes to the Fund's valuation policy to comply with Rule 2a-5 and designated ALPS Advisors, Inc. (the "Advisor") as the Fund's Valuation Designee (as defined in the rule). The Valuation Designee will be responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of December 31, 2022, the Fund held no securities that were fair valued.

32	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2022

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Annual Report | December 31, 2022	33

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2022

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of December 31, 2022:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$8,481,319	$3,686,675	$5,029,559	$8,716,234

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2022:

	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
State Street Navigator	$3,686,675	$–	$–	$–	$3,686,675
Total Borrowings					$3,686,675
Gross amount of recognized liabilities for securities lending (collateral received)					$3,686,675

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

34	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2022

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,525,125,305	$–	$–	$1,525,125,305
Short Term Investments	39,363,579	–	–	39,363,579
Total	$1,564,488,884	$–	$–	$1,564,488,884

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the year ended December 31, 2022.

Annual Report | December 31, 2022	35

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2022

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Currency Risk

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

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Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2022

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end.

Annual Report | December 31, 2022	37

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2022

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

Distributions Paid From:	December 31, 2022	December 31, 2021
Ordinary Income	$8,717,821	$33,916,617
Long-term capital gains	102,524,328	93,874,301
Return of Capital	74,499,904	10,203,690
Total	$185,742,053	$137,994,608

The Fund declared a distribution of $39,404,174 with an ex-date in 2022 that was paid in 2023. Such amount is not included above, and the tax character of such distributions will be determined at the end of 2023.

The Fund declared a distribution of $47,006,257 with an ex-date in 2021 that was paid in 2022. The tax character of this distribution was determined in the current fiscal year.

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$–	$(2,222,704)	$137,981,222	$(39,318,323)	$96,440,195

The other cumulative effect of timing differences in the components of distributable earnings is related to the difference in timing of the distributions payable for financial statement and tax purposes.

The Fund elects to defer to the period ending December 31, 2023, capital losses recognized during the period November 1, 2022 through December 31, 2022 in the amount of $2,222,704.

As of December 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Unrealized Appreciation on Foreign Currencies	Net Unrealized Appreciation
$1,426,508,440	$309,777,881	$(171,797,437)	$778	$137,981,222

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

38	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2022

As of and during the year ended December 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the year ended December 31, 2022 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2022 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Annual Report | December 31, 2022	39

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2022

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2022, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $394,111,084 and $490,457,946 respectively.

NOTE 7. CAPITAL TRANSACTIONS

In a rights offering, which expired on November 22, 2021, shareholders exercised rights to purchase 27,979,915 shares at a subscription price of $7.78 per share for proceeds, net of expenses of $674,764, of $217,008,974. If the shares would have been issued at the NAV the proceeds would have been $228,480,740, net of expenses.

During the years ended December 31, 2022 and December 31, 2021, distributions in the amounts of $72,897,203 and $72,142,876, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 11,222,170 and of 9,175,859 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

40	www.all-starfunds.com

Liberty All-Star® Equity Fund	Report of Independent Registered Public Accounting Firm

(Unaudited)

To the Shareholders and Board of Trustees of Liberty All-Star® Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Liberty All-Star® Equity Fund (the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended December 31, 2021, and prior, were audited by other auditors whose report dated February 25, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 23, 2023

Annual Report | December 31, 2022	41

Liberty All-Star® Equity Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

42	www.all-starfunds.com

Liberty All-Star® Equity Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

Annual Report | December 31, 2022	43

Liberty All-Star® Equity Fund	Additional Information

(Unaudited)

TAX INFORMATION

All 2022 distributions whether received in cash or shares of the Fund consist of the following:

(1)	ordinary dividends

(2)	long-term capital gains

(3)	return of capital

The table below details the breakdown of each 2022 distribution for federal income tax purposes.

			Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non- Qualified	Long-Term Capital Gains	Return of Capital
11/19/21*	01/03/22	$0.21	4.69%	–	55.20%	40.11%
01/21/22	03/07/22	$0.20	4.69%	–	55.20%	40.11%
04/22/22	06/06/22	$0.18	4.69%	–	55.20%	40.11%
07/22/22	09/06/22	$0.16	4.69%	–	55.20%	40.11%
11/18/22**	01/03/23	$0.15	–	–	–	–

*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2022.

**	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2023.

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2022:

Qualified Dividend Income	100%
Dividend Received Deduction	100%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Liberty All-Star Equity Fund designated $102,524,328 as long-term capital gain dividends.

SHAREHOLDER MEETING RESULTS

On August 25, 2022, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees to the Board. On June 13, 2022, the record date for the meeting, the Fund had outstanding 260,094,644 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal – To elect two Trustees:

Nominee	For	Against/Withheld
John J. Neuhaser	181,828,906.554	6,232,457.597
Milton M. Irvin	181,988,338.100	6,073,026.051

44	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

 (Unaudited)

The names of the Trustees and Officers of the Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED TRUSTEES

Name (Year of Birth) and Address*	Position with the Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held
Thomas W. Brock Year of Birth: 1947	Trustee since 2005; Chairman since 2015; Term expires 2023	Chief Executive Officer, Silver Bay Realty (2016 –2017); Acting Chief Executive Officer, Silver Bay Realty (2016); Director, Silver Bay Realty (2012-2017)	2	Director, Liberty All-Star® Growth Fund, Inc. (since 2005); Trustee, Equitable AXA Annuity Trust (since January 2016), and 1290 Funds (since January 2016)
John J. Neuhauser Year of Birth: 1943	Trustee since 1998; Term expires 2025	Retired. Formerly, President, St. Michael’s College (2007-2018); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from 1999 -2005, Boston College)	2	Director, Liberty All-Star® Growth Fund, Inc. (since 1998)

Annual Report | December 31, 2022	45

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

DISINTERESTED TRUSTEES

Name (Year of Birth) and Address*	Position with the Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held
Maureen K. Usifer Year of Birth: 1960	Trustee since 2018; Term expires 2024	Board Member Green Mountain Care Board (2017-Present), Board Advisor, Healthy Living Market (2017-Present), Board of Trustees, Saint Michael’s College (2015-Present), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016), Director PC Construction (2021-Present)	2	Director, Liberty All-Star® Growth Fund, Inc. (since 2018); Director BlackRock Capital Investment Corporation (2005-Present); Trustee, BlackRock Private Credit Fund (2022 -Present)
Milton M. Irvin Year of Birth: 1949	Trustee since 2018; Term expires 2025	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012-present); Chair, Investment Committee Member Executive Leadership Council (2006-2020); Chair, Board Member South Carolina State University (2015-2020); Graduate Executive Board Member Wharton School (2009-2016)	2	Director, Liberty All-Star® Growth Fund, Inc. (since 2018)

46	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

DISINTERESTED TRUSTEES

Name (Year of Birth) and Address*	Position with the Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held
Edmund J. Burke Year of Birth: 1961	Trustee since 2006; Term expires 2024	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	27	Director, Liberty All-Star® Growth Fund, Inc. (since 2006); Trustee, ALPS ETF Trust (since 2017); Trustee, Financial Investors Trust (since 2009); Trustee, Clough Global Dividend and Income Fund (since 2004); Trustee, Clough Global Equity Fund (since 2006); Trustee, Clough Global Opportunities Fund (since 2006); and Trustee, Clough Funds Trust (since 2015).

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

**	The “Fund Complex” for the Fund includes the Fund, Liberty All-Star® Growth Fund, Inc., and any registered investment company advised by AAI or any registered investment company sub-advised by Aristotle Capital Management, LLC, Fiduciary Management, Inc., Pzena Investment Management, LLC, Sustainable Growth Advisers, LP, and TCW Investment Management Company LLC.

Annual Report | December 31, 2022	47

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. (1952)	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Fund as defined under the 1940 Act.
Mark T. Haley, CFA (1964)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Fund as defined under the 1940 Act.
Robert Milas, CFA, CAIA (1966)	Vice President	2022	Vice President of the Liberty All-Star Funds (since December 2022); Director of Research, ALPS Advisors, Inc. (since 2022); Chief Investment Officer, Alpha Pension Group (2018-2022). Mr. Milas is deemed an affiliate of the Fund as defined under the 1940 Act.
Erich Rettinger (1985)	Treasurer	2021	Vice President of AAI (since 2021); Vice President and Fund Controller of ALPS Fund Services, Inc. (2013-2021). Mr. Rettinger is also Treasurer of Liberty All-Star Growth Fund, Inc., Principal Real Estate Income Fund, and ALPS Variable Investment Trust. Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act.

48	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Matthew Sutula (1985)	Chief Compliance Officer	2019	Chief Compliance Officer of ALPS Advisors, Inc. ("AAI") (since 2016). Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, and Liberty All-Star® Growth Fund, Inc. Mr. Sutula is deemed an affiliate of the Fund as defined under the 1940 Act.

Annual Report | December 31, 2022	49

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Sareena Khwaja-Dixon (1980)	Secretary	2016	Principal Legal Counsel and Vice President of ALPS Fund Services, Inc. (since 2020); Senior Counsel and Vice President of ALPS Fund Services, Inc. (2015-2020). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star® Growth Fund, Inc. and Assistant Secretary of RiverNorth Opportunities Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Funds, and RiverNorth Opportunistic Municipal Income Fund, Inc. Ms. Khwaja-Dixon is deemed an affiliate of the Fund as defined under the 1940 Act.
Michelle Stallworth (1971)	Assistant Secretary	2022	Paralegal Manager of ALPS Fund Services, Inc. (since 2021) and Senior Paralegal of ALPS Fund Services, Inc. (since 2014). Ms. Stallworth is also Assistant Secretary of Liberty All-Star® Growth Fund, Inc. Ms. Stallworth is deemed an affiliate of the Fund as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier, Haley and Milas is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier, Haley and Milas is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.

50	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Trustees (“Board”) of the Liberty All-Star Equity Fund (“Fund”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 22, 2022, the Board, including a majority of the Independent Trustees, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and each separate Portfolio Management Agreement among the Fund and the following independent investment management firms: Aristotle Capital Management LLC (“Aristotle”), Pzena Investment Management, LLC (“Pzena”), Sustainable Growth Advisers, LP (“Sustainable”), TCW Investment Management Company (“TCW”) and Fiduciary Management, Inc. (“Fiduciary”). Aristotle, Pzena, Sustainable, TCW, and Fiduciary are collectively referred to as “Portfolio Managers” and each as a “Portfolio Manager.”

Prior to the Board’s action, the Independent Trustees met to consider management’s recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the “Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of each Agreement and whether each Agreement was in the best interests of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates, and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers; (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Independent Trustee may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently five for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analyses of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information prepared by AAI regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

Annual Report | December 31, 2022	51

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

As part of the process to consider the Agreements, legal counsel to the Independent Trustees requested information on behalf of the Independent Trustees from AAI and each Portfolio Manager. In response to these requests, the Independent Trustees received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Independent Trustees’ consideration of each Agreement. In addition, counsel also provided the Independent Trustees and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. In considering the proposed renewals, the Board considered all factors they believed to be relevant, including those discussed below. The Board did not identify any one factor as being dispositive.

Based on their evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations and conclusions during the full Board meeting and Executive Session regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and each Portfolio Manager up for renewal were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

52	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Investment Performance

The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer universe based on materials showing the performance of the Lipper peer group. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

The Board received information which indicated among other things that, based on NAV, the Fund underperformed the Lipper Large-Cap Core Mutual Fund Average (“Lipper Average”) as of June 30, 2022 for the quarter-to-date, year-to-date and one-, three-, and five-year periods. It was close to the Lipper Average for the ten-year period. In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

Costs of the Services Provided to the Fund

The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open-end equity funds. The Board considered that the Fund’s expense ratio was lower than the median of a representative group of closed-end funds selected by AAI. The Board also considered that the Fund’s expense ratio was also lower than the median for the multi-manager open-end equity funds. The Independent Trustees took into account that the Fund’s higher contractual management fees relative to open-end equity funds were generally consistent with the higher costs and greater complexity associated with the management of a closed-end multi-manager fund.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by selected closed-end funds and open-end equity funds.

Annual Report | December 31, 2022	53

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Profitability and Costs of Services to AAI

The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. The Board considered management’s ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund’s administrator and receives compensation for acting in this capacity.

The Board considered that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s-length negotiations with AAI. The Board and AAI generally are aware of the fees charged by the Portfolio Managers to other clients, and the Board believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board reached its conclusion based in part on the fees that the Portfolio Managers charge other clients, the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. In this regard, the Board considered that the Fund has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in the management fees. Based on the foregoing, the Board concluded breakpoint schedules in the Fund Agreements allow the Fund to realize economies of scale, which supports the renewal of the Agreements.

54	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Benefits to be Derived from the Relationship with the Fund

The Board also considered the potential ancillary, or “fall-out,” benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, although it is not currently doing so, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions.

In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Annual Report | December 31, 2022	55

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s annual report dated December 31, 2021 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is to seek total investment return, comprised of long-term capital appreciation and current income. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, defined as common stocks and securities convertible into common stocks such as bonds and preferred stocks, and securities having common stock characteristics such as warrants and rights to purchase equity securities (although, as a non-fundamental policy, not more than 20% of the value of the Fund’s total assets may be invested in rights and warrants). The Fund may lend its portfolio securities, write covered call and put options and engage in options and futures strategies.

Although under normal market conditions the Fund will remain substantially fully invested in equity securities, up to 20% of the value of the Fund’s net assets may generally be invested in short-term money market instruments, including certificates of deposit (negotiable certificates issued against bank deposits), other interest-bearing bank deposits such as savings and money market accounts, and bankers’ acceptances (short-term bank-guaranteed credit instruments used to finance transactions in goods) of domestic branches of U.S. banks having assets of not less than $1 billion, obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities (“U.S. Government Securities”), commercial paper (unsecured short-term promissory notes issued by corporations) rated not lower than A-1 by Standard & Poor’s (“S&P”), or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), short-term corporate debt securities rated not lower than AA by S&P or AA by Moody’s, and repurchase agreements with respect to the foregoing (collectively, “Short-Term Money Market Instruments”). The Fund may temporarily invest without limit in Short-Term Money Market Instruments for defensive purposes when AAI or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

Up to 20% of the Fund’s net assets may be invested in below-investment grade securities. The below investment grade securities in which the Fund may invest are rated below BBB. This rating is defined by Standard & Poor’s as investment grade. The Fund does not currently intend to invest more than 5% of its net assets in below investment grade securities.

56	www.all-starfunds.com

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

The Fund also may invest without limitation in foreign securities. The Fund does not currently intend to invest more than 5% of its net assets in foreign securities. Because American Depository Receipts (“ADRs”) are denominated in U.S. dollars and there is a large liquid market in the U.S. for them, ADRs are not considered foreign securities for purposes of calculating the Fund’s foreign securities exposure.

The Fund’s investment objective of seeking total investment return and its policy of investing under normal market conditions at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities, as well as certain of its investment restrictions, are fundamental and may not be changed without a majority vote of the Fund’s outstanding shares. Under the 1940 Act, a “majority vote” means the vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented, or (b) more than 50% of the outstanding shares of the Fund. Non-fundamental policies may be changed by vote of the Board of Trustees.

Principal Investment Strategies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Investment Practices

The following describes certain of the investment practices in which one or more of the Portfolio Managers may engage, each of which may involve certain special risks.

Lending of Portfolio Securities. The Fund, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) equal to and not less than the market value, determined daily, of the securities loaned. The Fund would receive amounts equal to the interest on the securities loaned. It would also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. The Fund could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. The Fund will limit such lending to not more than 30% of the value of the Fund’s total assets. The Fund may pay fees to its custodian bank or others for administrative services in connection with securities loans.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate that is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. The Fund requires the seller of the securities to maintain on deposit with the Fund’s custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, the Fund could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 20% of the Fund’s net assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of the Fund’s net assets will be invested in repurchase agreements maturing in more than seven days.

Annual Report | December 31, 2022	57

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund. If the Fund invests in another investment company, the Fund will be charged its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses charged to the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities. Investments in securities of other investment companies will be made in compliance with applicable 1940 Act limitations. To the extent that the Fund invests in the securities of other investment companies, the Fund’s shareholders will indirectly bear a pro rata share of the investment company’s expenses in addition to the expenses associated with an investment in the Fund. The Fund may invest in investment companies managed by AAI or other affiliates of AAI.

RISKS

The Fund is a diversified, multi-managed closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk

An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and other distributions.

58	www.all-starfunds.com

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Market Discount Risk

In addition, shares of closed-end management investment companies such as the Fund frequently trade at a discount from their NAV. The shares were designed primarily for long-term investors, and investors in shares should not view the Fund as a vehicle for trading purposes. This risk is separate and distinct from the risk that the Fund’s NAV may decline.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. AAI and the Portfolio Managers will apply investment techniques and risk analyses in selecting Portfolio Managers and making investment decisions for the Fund, respectively, but there can be no guarantee that these will produce the desired results.

Growth Stock Risk

Currently, approximately 40% of the Fund’s net assets are allocated to Portfolio Managers that utilize a “growth” approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. In certain market conditions, growth stocks may not perform as well as the stock market in general.

Value Stock Risk

Currently, approximately 60% of the Fund’s net assets are allocated to Portfolio Managers that utilize a “value” approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in a Portfolio Manager’s opinion, undervalued. If the Portfolio Manager’s assessment of a company’s prospects is wrong, the price of the company’s stock may fall or may not approach the value the Portfolio Manager has placed on it.

Annual Report | December 31, 2022	59

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Foreign Securities Risk

Investments in foreign securities involve risks in addition to those of investments in U.S. issuers. These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, confiscatory taxation, withholding of taxes and less stringent investor protection and disclosure standards in some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

Tax Risk

The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the IRS. The tax treatment of distributions the Fund reports as “qualified dividend income” may be affected by IRS interpretations of the Code and future changes in the Code and the Treasury regulations. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Disruption and Geopolitical Risk

Certain events have a disruptive effect on the securities markets, such as health emergencies, cyber-attacks, terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of these events on the U.S. economy, the stock market and world economies and markets generally.

Legislation and Regulatory Risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated.

60	www.all-starfunds.com

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

FACTS	WHAT DO THE LIBERTY ALL-STAR FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Liberty All-Star Funds choose toshare; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE LIBERTY ALL-STAR FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-800-241-1850

Annual Report | December 31, 2022	61

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

WHO WE ARE
Who is providing this notice?	Liberty All-Star Funds
WHAT WE DO
How do the Liberty All-Star Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Liberty All-Star Funds collect my personal information?

We collect your personal information, for example, when you

●     Open an account

●     Provide account information

●     Give us your contact information

●     Make deposits or withdrawals from your account

●     Make a wire transfer

●     Tell us where to send the money

●     Tells us who receives the money

●     Show your government-issued ID

●     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Liberty All-Star Funds do not jointly market.

62	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

Annual Report | December 31, 2022	63

Intentionally Left Blank

ALL-STAR EQUITY FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock*, Chairman
Edmund J. Burke*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Michelle Stallworth, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

*Member of Audit Committee

USA LISTED NYSE

Annual Certifications — As required, on August 31, 2022, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SECs Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

USA LISTED NYSE

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The registrant’s Board of Trustees adopted, effective October 1, 2013, a revised code of ethics described in 2(a) above. The revised code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1)(i) The registrant’s Board of Trustees has determined that there is one audit committee financial expert serving on its audit committee.

(a)	(2) The registrant’s Board of Trustees has determined that Ms. Maureen K. Usifer is an “audit committee financial expert” and is “independent” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the fiscal years ended December 31, 2022 and December 31, 2021 were approximately $18,000 and $43,400, respectively, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2022 and December 31, 2021 were $0 and $0, respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2022 and December 31, 2021 were approximately $3,500 and $4,035, respectively. Tax Fees in both fiscal years 2022 and 2021 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2022 and December 31, 2021 were $0 and $0, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2022 and December 31, 2021, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2022 and December 31, 2021 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $3,500 in 2022 and $4,035 in 2021. These fees consisted of non-audit fees billed to (i) the Registrant of $3,500 in 2022 and $4,035 in 2021, respectively, as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $0 in 2022 and $0 in 2021, respectively. The non-audit fees billed to AFS related to SSAE 18 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)) and is comprised of the following members: Thomas W. Brock, Edmund J. Burke, Milton M. Irvin, John J. Neuhauser and Maureen K. Usifer.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 99.7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 3, 2023, unless otherwise noted

Aristotle Capital Management, LLC (“Aristotle”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Aristotle is managed by Howard Gleicher, CFA and Gregory Padilla, CFA. Mr. Gleicher is CEO and Chief Investment Officer of Aristotle. Having over 35 years of investment experience, Howard heads the firm and leads the investment effort. Prior to founding Aristotle, Howard was co-founder, CEO and Chief Investment Officer at Metropolitan West Capital Management, LLC. Howard’s prior investment-related experience includes serving as a Principal, Portfolio Manager and Investment Policy Committee member at Palley-Needelman Asset Management, Inc., and an Equity Portfolio Manager at Pacific Investment Management Company (PIMCO). Howard earned his Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and his MBA from Harvard University. He is a CFA® charterholder. Greg has 15 years of investment experience and is a member of the Aristotle Capital investment team. Prior to joining Aristotle, Greg was a Portfolio Manager, Equity Analyst at Vinik Asset Management, LP, Managing director, Portfolio Manager and Equity Analyst at Tradewinds Global Investors, LLC, and an Equity Analyst at Engerman Asst Management. Greg earned his Bachelor of Science in Finance from Arizona State University and an MBA from the University of Southern California. He is a CFA® charterholder.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Howard Gleicher and Greg Padilla as of December 31, 2022:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Howard Gleicher
Registered Investment Companies	10	6,206
Other pooled investment vehicles	21	9,685.62
Other accounts	1,361	21,217	4	10,498
Gregory Padilla
Registered Investment Companies	8	5,728
Other pooled investment vehicles	18	9,055
Other accounts	1,356	20,108	4	10,497

MATERIAL CONFLICTS OF INTEREST: Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities.

Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures. With regard to portfolio selections and the different positions that Aristotle’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.

Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

(a)(3) COMPENSATION STRUCTURE. All investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Howard Gleicher, CFA	$10,001 - $50,000
Gregory Padilla, CFA	None

Pzena Investment Management, LLC (“Pzena”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team, with each of the three portfolio managers having joint decision-making responsibility. As of December 31, 2022, Richard Pzena, Benjamin Silver and John Flynn were co-portfolio managers for the Fund.

Richard S. Pzena – Founder, Principal, Chairman, Co-Chief Investment Officer, Portfolio Manager. Mr. Pzena is the architect of the firm’s investment strategy and conceived and developed our proprietary screening model. He serves as co-portfolio manager for the U.S. Large Cap and Mid Cap strategies, along with the U.S. Best Ideas service. Mr. Pzena began the firm in 1995. Prior to forming Pzena Investment Management, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team for three years running. Mr. Pzena also served as Chief Investment Officer, Small Cap Equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania.

Benjamin S. Silver, CFA, CPA (Inactive) – Principal and Portfolio Manager. Mr. Silver is a co-portfolio manager for the Global strategies and the U.S. Large Cap, Mid Cap, Focused Value and Small Cap strategies. He is also a portfolio manager for Global Best Ideas. He previously served as co-Director of Research for 9 years. Mr. Silver became a member of the firm in 2001. Prior to joining Pzena Investment Management, Mr. Silver was a research analyst at Levitas & Company and a Manager for Ernst & Young LLP. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver holds the Chartered Financial Analyst® designation and is a Certified Public Accountant (Inactive).

John J. Flynn – Principal and Portfolio Manager. Mr. Flynn is a co-portfolio manager for the U.S. Mid Cap and Large Cap strategies, along with the Focused Value, Small Cap Focused Value and SMID services. Mr. Flynn became a member of the firm in 2005. Prior to joining Pzena Investment Management, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm. He earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

(a)(2)OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Silver and Flynn, as of December 31, 2022.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	5	$10,687	2	$8,842
Other pooled investment vehicles	8	$200	2	$107
Other accounts	28	$997	0	$0
Benjamin Silver
Registered Investment Companies	8	$12,516	3	$10,509
Other pooled investment vehicles	32	$13,016	4	$245
Other accounts	100	$5,924	0	$0
John Flynn
Registered Investment Companies	7	$10,850	2	$8,842
Other pooled investment vehicles	10	$277	1	$18
Other accounts	84	$3,135	0	$0

(a)(3) COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs. Pzena, Silver and Flynn, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, annual discretionary bonus and, as appropriate, equity ownership. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management; however, Pzena always considers all of the contributions that the person has made and is likely to make in the future. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

MATERIAL CONFLICTS OF INTEREST: Conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (e.g., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS: Messrs. Pzena, and Silver do not own shares of the Fund. Mr. Flynn owns between $50,000 and $100,000 of the Fund.

TCW Investment Management Company LLC (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities – Mr. Blum is the Portfolio Manager of the TCW Concentrated Core strategy and the TCW Select Equities Fund. He joined TCW in 1999 as a Research Analyst in the Equity Research group covering data networking, communications equipment, and enterprise technology companies. In 2002, Mr. Blum became a member of the Concentrated Core/Select Equities group and was subsequently named Portfolio Manager in 2004. Prior to TCW, Mr. Blum held various positions with FMAC Capital Markets, PaineWebber and Merrill Lynch. He received his BS in Applied Mathematics and Computer Science from the University of California, Los Angeles (UCLA), and his MBA from the UCLA Anderson School of Management. Mr. Blum is a CFA charterholder.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2022:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	1	$501	0	$0
Other pooled investment vehicles	3	$363	0	$0
Other accounts	28	$4,448	0	$0

COMPENSATION STRUCTURE.

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Material Conflicts Language

TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW's Code of Ethics (the "Code") serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee's outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW's Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW's clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW's investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW's approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Sustainable Growth Advisers, LP (“SGA”)

MANAGEMENT.

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm’s Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.

Education:

Dartmouth College – BA (Cum Laude);

Harvard Business School – MBA

Kishore Rao – Principal, portfolio manager, analyst and a member of the Investment Committee. Kishore has been with the firm since 2004. Prior to joining Sustainable Growth Advisers, Kishore was a member of the investment team at Trident Capital, a venture capital firm managing a portfolio of software, technology, and business service companies. He was a Founder and General Manager of the Street Events division of CCBN before it was sold to Thomson Reuters. Previously, Kishore was an Investment Analyst at Tiger Management following healthcare services and software companies and an Analyst at Wellington Management following semiconductor equipment.

Education:

Carnegie Mellon University – BS;

Harvard Business School – MBA

Hrishikesh (HK) Gupta – Principal, portfolio manager and analyst and a member of the Investment Committee. HK has been with the firm since 2014. Prior to joining SGA, HK was a Senior Analyst at MDR Capital Management, a long / short equity hedge fund, and an Associate Managing Director at Iridian Asset Management. HK followed the Technology, Telecommunications, Industrials, Basic Commodity and Refiners sectors while at MDR and Iridian. He also worked as an Investment Banking Associate at Bank of America Merrill Lynch, and advised industrials and financials’ clients on private placements and M&A. HK spent three years as a Product and Program Manager at Amazon.com and, as part of their strategic executive division, led the launch of Amazon’s Japanese and German merchant platforms.

Education:

Indian Institute of Technology (IIT) Bombay – BS;

University of California – MS;

NYU Stern School of Business - MBA

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Rohn, Rao and Gupta, as of December 31, 2022:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Robert L. Rohn
Registered Investment Companies	11	9,794	0	0
Other Pooled Investment Vehicles	31	7,431	0	0
Other Accounts	58	3,245	1	76

Kishore Rao
Registered Investment Companies	13	9,958	0	0
Other Pooled Investment Vehicles	33	7,526	0	0
Other Accounts	60	3,261	1	76

Hrishikesh (HK) Gupta
Registered Investment Companies	11	9,794	0	0
Other Pooled Investment Vehicles	31	7,431	0	0
Other Accounts	58	3,245	1	76

Compensation Structure

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

●	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

●	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

●	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

●	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Fiduciary Management, Inc. (“Fiduciary”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Fiduciary is managed by the Portfolio Management Committee (PMC)

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Executive Chairman, Co-Chief Investment Officer	36
John S. Brandser	President, Chief Executive Officer	28
Jonathan T. Bloom, CFA®	Co-Chief Investment Officer	13
Robert M. Helf, CFA®	Research Analyst	25
Benjamin D. Karek, CFA®	Research Analyst	5
Daniel G. Sievers, CFA®	Research Analyst	13
Matthew T. Sullivan, CFA®	Research Analyst	9
Jordan S. Teschendorf, CFA®	Research Analyst	7
Dain C. Tofson, CFA®	Research Analyst	3
Julia L. Ramon, CFA®	Research Analyst	2

Patrick J. English, CFA®, has been employed by the Adviser in various capacities since 1986, currently serving as Executive Chairman and Co-Chief Investment Officer and Treasurer. John S. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as President and Chief Executive Officer. Jonathan T. Bloom, CFA® has been employed by the Adviser in various capacities since 2010 and is currently Co-Chief Investment Officer. Robert M. Helf, CFA®, has been employed by the Adviser since 1998 as a Research Analyst. Julia L. Ramon, CFA®, has been employed by the Adviser since 2020 as a Research Analyst, and previously was employed as a Research Intern during the summer of 2019 while attending the University of Wisconsin-Madison. Benjamin D. Karek, CFA®, has been employed by the Adviser since 2017 as a Research Analyst. Daniel G. Sievers, CFA®, has been employed by the Adviser since 2009 as a Research Analyst. Matthew T. Sullivan, CFA® has been employed by the Adviser since 2013 as a Research Analyst. Jordan S. Teschendorf, CFA® has been employed by the Adviser since 2015 as a Research Analyst. Dain C. Tofson, CFA®, has been employed by the Adviser since 2019 as a Research Analyst and previously was as a member of Artisan Partners Global Value Equity Team from 2017 - 2019. CFA® is a registered trademark owned by the CFA Institute.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the Portfolio Management Committee as of December 31, 2022:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Patrick J. English, CFA®
Registered Investment Companies	5	$6,375	0	N/A
Other pooled investment vehicles	7	$1,042	0	N/A
Other accounts	819	$5,730	0	N/A
John S. Brandser
Registered Investment Companies	5	$6,375	0	N/A
Other pooled investment vehicles	7	$1,042	0	N/A
Other accounts	819	$5,730	0	N/A
Jonathan T. Bloom, CFA®
Registered Investment Companies	5	$6,375	0	N/A
Other pooled investment vehicles	7	$1,042	0	N/A
Other accounts	819	$5,730	0	N/A
Robert M. Helf, CFA®
Registered Investment Companies	5	$6,375	0	N/A
Other pooled investment vehicles	7	$1,042	0	N/A
Other accounts	819	$5,730	0	N/A
Benjamin D. Karek, CFA®
Registered Investment Companies	5	$6,375	0	N/A
Other pooled investment vehicles	7	$1,042	0	N/A
Other accounts	819	$5,730	0	N/A
Daniel G. Sievers, CFA®
Registered Investment Companies	5	$6,375	0	N/A
Other pooled investment vehicles	7	$1,042	0	N/A
Other accounts	819	$5,730	0	N/A
Matthew T. Sullivan, CFA®
Registered Investment Companies	5	$6,375	0	N/A
Other pooled investment vehicles	7	$1,042	0	N/A
Other accounts	819	$5,730	0	N/A
Jordan S. Teschendorf, CFA®
Registered Investment Companies	5	$6,375	0	N/A
Other pooled investment vehicles	7	$1,042	0	N/A
Other accounts	819	$5,730	0	N/A
Dain C. Tofson, CFA®
Registered Investment Companies	5	$6,375	0	N/A
Other pooled investment vehicles	7	$1,042	0	N/A
Other accounts	819	$5,730	0	N/A
Julia L. Ramon, CFA®
Registered Investment Companies	5	$6,375	0	N/A
Other pooled investment vehicles	7	$1,042	0	N/A
Other accounts	819	$5,730	0	N/A

MATERIAL CONFILCTS OF INTEREST:

None.

(a)(3) COMPENSATION STRUCTURE.

The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of a Fund or the value of a Fund’s assets. The compensation of each member of the PMC is structured in the same way other than the compensation of Mr. English. The following table outlines the forms of compensation paid to each portfolio manager.

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Patrick J. English, CFA®	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company
Other PMC Members	Salary/Bonus	Adviser	Salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2022, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of PMC Member
Patrick J. English, CFA®	None
John S. Brandser	None
Jonathan T. Bloom, CFA®	None
Robert M. Helf, CFA®	None
Benjamin D. Karek, CFA®	None
Daniel G. Sievers, CFA®	None
Matthew T. Sullivan, CFA®	None
Jordan S. Teschendorf, CFA®	None
Dain C. Tofson, CFA®	None
Julia L. Ramon, CFA®	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2022, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) For the fiscal year ended December 31, 2022, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Gross Income from securities lending activity[1]	$152,146
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from revenue split[2]	$10,092
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split[3]	$2,759
Administrative fees not included in revenue split[4]
Indemnification fee not included in revenue split[5]
Rebate (paid to borrowers)[6]	$99,228
Other fees not included in revenue split (specify)
Aggregate fees/comp for securities lending activities	$112,079
Net income from securities lending activities	$40,067

[1]	Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.
[2]	Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.
[3]	Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split as calculated: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio.
[4]	Administrative fees not included in revenue split are fees for other administrative activities associated with client’s participation in securities lending activities.
[5]	Indemnification fee not included in revenue split is the fee for indemnifying the client for their participation in securities lending activities. There is currently no fee associated with indemnification.
[6]	Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.

(b) The Fund only lends its portfolio securities to borrowers that are approved by the Fund’s securities lending agent. The agent monitors loans for compliance with certain policies of the Fund, including: (1) securities lending may not exceed 30% of the value of the Fund’s total assets; (2) the initial collateral received by the Fund must have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value of the loaned securities for all other securities; and, (3) thereafter the market value of the collateral must be no less than 100% of the current value of the securities on loan. The securities lending agent will obtain additional collateral in the event the market value of the collateral does not comply with these policies. The securities lending agent will recall securities on loan in the event it is determined that they need to be recalled for any reason, including for the Fund to cast a vote on a matter at a shareholders meeting. The securities lending agent collects distributions on loaned securities. The securities lending agent invests cash collateral received in a money market fund approved by the Fund’s board.

Item 13. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 13.A.1.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

(c) The Proxy Voting Policies and Procedures are attached hereto as Exhibit 99.7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 3, 2023

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	March 3, 2023